EXHIBIT 99.4


                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; Ports; conforming; INVESTOR; 30yr; no 20yr;
                     CURRRATE gt 6.375; '; settles in July
================================================================================


--------------------------------------------------------------------------------
Pool Summary                         COUNT                    UPB            %
--------------------------------------------------------------------------------
Conforming                             356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $36,504,643.40
Data as of Date: 2004-07-01
GROSS WAC: 6.7239%
NET WAC: 6.461%
% SF/PUD: 61.99%
% FULL/ALT: 71.45%
% CASHOUT: 27.09%
% PURCHASE: 0.00%
% INVESTOR: 100.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 78.48%
% FICO > 679: 71.58%
% NO FICO: 0.98%
WA FICO: 703
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 4.22%
CALIFORNIA %: 10.74%
Latest Maturity Date: 20340701
Loans with Prepay Penalties: 4.22%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                         COUNT                    UPB            %
--------------------------------------------------------------------------------
30 YR FXD                              356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                     COUNT                    UPB            %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                      64          $2,437,981.00         6.07%
$50,000.01 - $100,000.00               127           9,197,936.00        22.89
$100,000.01 - $150,000.00               96          11,874,870.00        29.56
$150,000.01 - $200,000.00               28           4,780,373.00        11.90
$200,000.01 - $250,000.00               11           2,430,300.00         6.05
$250,000.01 - $300,000.00               15           4,153,455.00        10.34
$300,000.01 - $350,000.00               10           3,233,150.00         8.05
$350,000.01 - $400,000.00                2             746,000.00         1.86
$400,000.01 - $450,000.00                2             854,300.00         2.13
$450,000.01 - $500,000.00                1             466,600.00         1.16
--------------------------------------------------------------------------------
Total:                                 356         $40,174,965.00       100.00%
--------------------------------------------------------------------------------
Minimum: $17,200.00
Maximum: $466,600.00
Average: $112,851.03
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                       COUNT                    UPB            %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                      76          $3,105,704.00         7.73%
$50,000.01 - $100,000.00               146          12,020,538.00        29.93
$100,000.01 - $150,000.00               77          10,388,233.00        25.87
$150,000.01 - $200,000.00               22           4,088,940.00        10.18
$200,000.01 - $250,000.00               10           2,465,860.00         6.14
$250,000.01 - $300,000.00               14           4,092,907.00        10.19
$300,000.01 - $350,000.00                7           2,320,995.00         5.78
$350,000.01 - $400,000.00                1             355,678.00         0.89
$400,000.01 - $450,000.00                2             853,135.00         2.12
$450,000.01 - $500,000.00                1             465,041.00         1.16
--------------------------------------------------------------------------------
Total:                                 356         $40,157,033.00       100.00%
--------------------------------------------------------------------------------
Minimum: $17,200.00
Maximum: $465,041.48
Average: $112,800.65
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                           COUNT                    UPB            %
--------------------------------------------------------------------------------
6.251% - 6.500%                        141         $15,707,179.00        43.03%
6.501% - 6.750%                        115          11,155,504.00        30.56
6.751% - 7.000%                         56           5,677,357.00        15.55
7.001% - 7.250%                         24           1,577,940.00         4.32
7.251% - 7.500%                          9           1,143,531.00         3.13
7.501% - 7.750%                         10             961,991.00         2.64
7.751% - 8.000%                          1             281,141.00         0.77
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Minimum: 6.420%
Maximum: 7.990%
Weighted Average: 6.724%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                             COUNT                    UPB            %
--------------------------------------------------------------------------------
6.001% - 6.250%                        141         $15,707,179.00        43.03%
6.251% - 6.500%                        115          11,155,504.00        30.56
6.501% - 6.750%                         61           6,066,702.00        16.62
6.751% - 7.000%                         20           1,443,209.00         3.95
7.001% - 7.250%                          9           1,014,542.00         2.78
7.251% - 7.500%                          9             836,366.00         2.29
7.501% - 7.750%                          1             281,141.00         0.77
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Minimum: 6.095%
Maximum: 7.740%
Weighted Average: 6.461%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity            COUNT                    UPB            %
--------------------------------------------------------------------------------
241 - 300                                1             $49,888.00         0.14%
301 - 359                                2             247,856.00         0.68
360 - 360                              353          36,206,900.00        99.18
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Jun 30, 2004 10:17               Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; Ports; conforming; INVESTOR; 30yr; no 20yr;
                     CURRRATE gt 6.375; '; settles in July
================================================================================


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity    COUNT                    UPB            %
--------------------------------------------------------------------------------
241 - 300                                1             $49,888.00         0.14%
301 - 359                              134          15,584,608.00        42.69
360 - 360                              221          20,870,148.00        57.17
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Minimum:         300
Maximum:         360
Weighted Average: 359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                            COUNT                    UPB            %
--------------------------------------------------------------------------------
<= 0                                   223         $21,035,150.00        57.62%
1 - 1                                   76           8,103,652.00        22.20
2 - 2                                   24           2,385,214.00         6.53
3 - 3                                   22           3,433,556.00         9.41
4 - 4                                    7           1,161,916.00         3.18
5 - 5                                    2             158,744.00         0.43
7 - 12                                   2             226,412.00         0.62
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 7
Weighted Average: 1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                          COUNT                    UPB            %
--------------------------------------------------------------------------------
0 - 0                                    2            $357,742.00         0.98%
580 - 589                                2             314,731.00         0.86
590 - 599                                2             353,608.00         0.97
600 - 609                                1             110,000.00         0.30
610 - 619                                3             298,678.00         0.82
620 - 629                                8             415,888.00         1.14
630 - 639                               14             909,370.00         2.49
640 - 649                               15           1,954,100.00         5.35
650 - 659                               16           1,773,451.00         4.86
660 - 669                               22           1,819,929.00         4.99
670 - 679                               25           2,068,101.00         5.67
680 - 689                               23           1,831,259.00         5.02
690 - 699                               34           3,795,910.00        10.40
700 - 709                               42           4,440,587.00        12.16
710 - 719                               33           3,546,470.00         9.72
720 - 729                               36           3,909,494.00        10.71
730 - 739                               28           2,752,435.00         7.54
740 - 749                                5             363,878.00         1.00
750 - 759                               13           1,513,397.00         4.15
760 - 769                               13           1,641,217.00         4.50
770 - 779                                5             806,550.00         2.21
780 - 789                                4             514,400.00         1.41
790 - 799                                9             977,896.00         2.68
800 - 809                                1              35,550.00         0.10
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 806
Weighted Average: 703
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                  COUNT                    UPB            %
--------------------------------------------------------------------------------
20.001% - 25.000%                        1             $49,000.00         0.13%
40.001% - 45.000%                        1              33,862.00         0.09
45.001% - 50.000%                        2             418,623.00         1.15
50.001% - 55.000%                        6             944,550.00         2.59
55.001% - 60.000%                        9           1,105,096.00         3.03
60.001% - 65.000%                       12           1,564,958.00         4.29
65.001% - 70.000%                       28           3,867,346.00        10.59
70.001% - 75.000%                       31           3,296,043.00         9.03
75.001% - 80.000%                      130          13,736,981.00        37.63
80.001% - 85.000%                       13           1,120,488.00         3.07
85.001% - 90.000%                      123          10,367,697.00        28.40
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Minimum: 23.01%
Maximum: 90.00%
Weighted Average: 78.48%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio         COUNT                    UPB            %
--------------------------------------------------------------------------------
20.001% - 25.000%                        1             $49,000.00         0.13%
40.001% - 45.000%                        1              33,862.00         0.09
45.001% - 50.000%                        2             418,623.00         1.15
50.001% - 55.000%                        6             944,550.00         2.59
55.001% - 60.000%                        9           1,105,096.00         3.03
60.001% - 65.000%                       12           1,564,958.00         4.29
65.001% - 70.000%                       28           3,867,346.00        10.59
70.001% - 75.000%                       31           3,296,043.00         9.03
75.001% - 80.000%                      127          13,168,701.00        36.07
80.001% - 85.000%                       13           1,120,488.00         3.07
85.001% - 90.000%                      126          10,935,977.00        29.96
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Minimum: 23.01%
Maximum: 90.00%
Weighted Average: 78.64%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                  COUNT                    UPB            %
--------------------------------------------------------------------------------
<= 0.000%                              205         $19,391,880.00        53.12%
0.001% - 1.000%                          2             207,806.00         0.57
1.001% - 6.000%                          1             355,678.00         0.97
6.001% - 11.000%                         5             516,708.00         1.42
11.001% - 16.000%                        2             430,622.00         1.18
16.001% - 21.000%                       11           1,237,779.00         3.39
21.001% - 26.000%                        5             595,708.00         1.63
26.001% - 31.000%                       11           1,744,144.00         4.78
31.001% - 36.000%                       24           1,877,670.00         5.14
36.001% - 41.000%                       13           2,065,057.00         5.66
41.001% - 46.000%                       21           1,810,936.00         4.96
46.001% - 51.000%                       18           1,621,568.00         4.44
51.001% - 56.000%                       13           1,215,726.00         3.33
56.001% - 61.000%                       12           1,914,296.00         5.24
61.001% - 66.000%                        8             641,500.00         1.76
71.001% - 76.000%                        1             427,150.00         1.17
76.001% - 81.000%                        1             164,000.00         0.45
86.001% - 91.000%                        1              68,000.00         0.19
201.001% >=                              2             218,417.00         0.60
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 999.999%
Weighted Average: 51.502%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Jun 30, 2004 10:17               Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; Ports; conforming; INVESTOR; 30yr; no 20yr;
                     CURRRATE gt 6.375; '; settles in July
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration             COUNT                    UPB            %
--------------------------------------------------------------------------------
California                              23          $3,919,063.00        10.74%
Florida                                 40           3,788,642.00        10.38
New York                                15           3,408,548.00         9.34
Massachusetts                           10           2,421,737.00         6.63
New Jersey                              17           2,174,832.00         5.96
Texas                                   23           1,957,277.00         5.36
Virginia                                16           1,924,259.00         5.27
Pennsylvania                            22           1,743,224.00         4.78
Georgia                                 11           1,267,274.00         3.47
Illinois                                11             974,202.00         2.67
Ohio                                    14             938,869.00         2.57
Louisiana                               11             839,070.00         2.30
Arizona                                  7             804,819.00         2.20
Colorado                                 8             747,323.00         2.05
Oklahoma                                15             677,057.00         1.85
Nevada                                   4             670,118.00         1.84
Michigan                                11             661,805.00         1.81
Indiana                                 12             632,298.00         1.73
Missouri                                12             583,861.00         1.60
Maryland                                 6             533,820.00         1.46
Tennessee                                6             510,665.00         1.40
Washington                               5             501,061.00         1.37
North Carolina                           8             487,848.00         1.34
Alabama                                  7             447,240.00         1.23
Connecticut                              5             434,458.00         1.19
District Of Columbia                     3             390,358.00         1.07
Delaware                                 4             376,378.00         1.03
Vermont                                  3             328,918.00         0.90
Alaska                                   1             280,764.00         0.77
Wisconsin                                4             247,692.00         0.68
Idaho                                    2             241,800.00         0.66
New Mexico                               3             234,476.00         0.64
Kentucky                                 3             223,585.00         0.61
Rhode Island                             1             200,000.00         0.55
South Carolina                           3             187,044.00         0.51
Minnesota                                1             152,922.00         0.42
Kansas                                   3             149,428.00         0.41
Maine                                    1             135,600.00         0.37
Mississippi                              1             125,625.00         0.34
Nebraska                                 1              63,884.00         0.18
West Virginia                            1              56,950.00         0.16
Utah                                     1              41,830.00         0.11
Arkansas                                 1              18,019.00         0.05
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                       COUNT                    UPB            %
--------------------------------------------------------------------------------
States Not CA                          333         $32,585,581.00        89.26%
South CA                                19           3,306,287.00         9.06
North CA                                 4             612,776.00         1.68
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration               COUNT                    UPB            %
--------------------------------------------------------------------------------
30078                                    2            $554,710.00         1.52%
02124                                    1             465,041.00         1.27
01966                                    1             427,150.00         1.17
11215                                    1             425,985.00         1.17
90731                                    1             355,678.00         0.97
Other                                  350          34,276,078.00        93.90
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                         COUNT                    UPB            %
--------------------------------------------------------------------------------
Purchase                               209         $21,418,980.00        58.67%
Cash Out Refi                           98           9,890,645.00        27.09
Rate & Term Refi                        49           5,195,018.00        14.23
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                    COUNT                    UPB            %
--------------------------------------------------------------------------------
No                                     258         $26,613,998.00        72.91%
Yes                                     98           9,890,645.00        27.09
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                        COUNT                    UPB            %
--------------------------------------------------------------------------------
Full                                   295         $26,083,726.00        71.45%
Stated Income Full Asset                21           3,393,672.00         9.30
No Doc                                  18           2,397,875.00         6.57
No Income No Asset                       7           1,586,365.00         4.35
Full Doc DU/LP                           4           1,160,575.00         3.18
Stated Doc                               3             587,051.00         1.61
Asset Only                               3             515,220.00         1.41
No Ratio                                 3             422,417.00         1.16
Super Select                             2             357,742.00         0.98
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                        COUNT                    UPB            %
--------------------------------------------------------------------------------
Single Family                          217         $18,872,563.00        51.70%
Two Family                              52           6,633,865.00        18.17
Pud                                     28           3,171,547.00         8.69
Condomimium                             20           2,373,483.00         6.50
Three Family                             8           2,209,205.00         6.05
Four Family                              5           1,284,803.00         3.52
Low Rise Condo (2-4 floors)             11             898,618.00         2.46
Single Family Attached                   5             315,600.00         0.86
Townhouse                                4             310,921.00         0.85
Pud Detached                             4             269,212.00         0.74
High Rise Condo (gt 8 floors)            2             164,828.00         0.45
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                            COUNT                    UPB            %
--------------------------------------------------------------------------------
Investor Occupied                      356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)          COUNT                    UPB            %
--------------------------------------------------------------------------------
0.000                                  344         $34,965,146.00        95.78%
36.000                                   4             344,800.00         0.94
60.000                                   8           1,194,698.00         3.27
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
wa Term: 2.304
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Jun 30, 2004 10:17               Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; Ports; conforming; INVESTOR; 30yr; no 20yr;
                     CURRRATE gt 6.375; '; settles in July
================================================================================


--------------------------------------------------------------------------------
Balloon Flag                         COUNT                    UPB            %
--------------------------------------------------------------------------------
Not a Balloon Loan                     356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                        COUNT                    UPB            %
--------------------------------------------------------------------------------
1                                      356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                        COUNT                    UPB            %
--------------------------------------------------------------------------------
AMIC                                     1             $84,846.00         0.23%
Amerin                                   9             445,373.00         1.22
Assumed MI for Levels Only               4             841,222.00         2.30
GEMICO                                  20           1,575,771.00         4.32
MGIC                                    24           2,116,287.00         5.80
PMI Mortgage Insurance                  31           2,597,472.00         7.12
Radian Guaranty                          4             250,944.00         0.69
Republic Mortgage Insurance              9             565,445.00         1.55
Triad Guaranty Insurance Co.             2             176,273.00         0.48
United Guaranty                         32           2,834,551.00         7.76
LTV <=80                               220          25,016,459.00        68.53
--------------------------------------------------------------------------------
Total:                                 356         $36,504,643.00       100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Jun 30, 2004 10:17               Page 4 of 4